UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2024

KINTARA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37823	99-0360497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9920 Pacific Heights Blvd, Suite 150 San Diego, CA		92121
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: (858) 350-4364

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KTRA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on April 2, 2024, Kintara Therapeutics, Inc. (“Kintara”), Kayak Mergeco, Inc., a wholly-owned subsidiary of Kintara incorporated in the State of Delaware (“Merger Sub”), and TuHURA Biosciences, Inc., a Delaware corporation (“TuHURA”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Merger Sub will merge with and into TuHURA, with TuHURA surviving the merger and becoming a direct, wholly-owned subsidiary of Kintara (the “Merger”).

Kintara is filing this Current Report on Form 8-K to provide certain financial information with respect to the proposed Merger. Specifically, this Current Report on Form 8-K provides: (1) the unaudited condensed interim financial statements of TuHURA as of and for the six months ended June 30, 2024 and 2023, attached hereto as Exhibit 99.1 and incorporated herein by reference, and (2) the unaudited pro forma condensed financial information of Kintara as of and for the six months ended June 30, 2024 and the year ended December 31, 2023, relating to the proposed Merger, attached hereto as Exhibit 99.2 and incorporated herein by reference. Such unaudited pro forma condensed financial statements have been prepared on the basis of certain assumptions and estimates and are subject to other uncertainties and do not purport to reflect what the actual results of operations or financial condition of the combined company would have been had the Merger been consummated on the dates assumed for purposes of such pro forma financial statements or to be indicative of the financial condition or results of operations of the combined company as of or for any future date or period. For further information, see Exhibit 99.2. The information in Exhibit 99.1 was provided by TuHURA.

Item 9.01 Financial Statements and Exhibits.

(a)
Financial Statements of Businesses to be Acquired.

The unaudited condensed interim financial statements of TuHURA as of June 30, 2024 and for the six month periods ended June 30, 2024 and 2023 are filed herewith as Exhibit 99.1 and incorporated in this Item 9.01(a) by reference.

(b)
Pro Forma Financial Information.

The unaudited pro forma condensed financial information of Kintara as of and for the six months ended June 30, 2024 and the year ended December 31, 2023, relating to the proposed Merger, are filed herewith as Exhibit 99.2 and incorporated in this Item 9.01(b) by reference.

(d) Exhibits:

Exhibit No.	Description
99.1	Unaudited Condensed Interim Financial Statements of TuHURA Biosciences, Inc. as of and for the six months ended June 30, 2024 and 2023.
99.2	Unaudited Pro Forma Condensed Financial information of the Company as of and for the six months ended June 30, 2024 and the year ended December 31, 2023.

Forward-Looking Statements

This Current Report on Form 8-K and the communications attached hereto as Exhibits 99.1 and 99.2 contain forward-looking statements based upon Kintara’s and TuHURA’s current expectations. This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by terminology such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “should,” “would,” “project,” “plan,” “expect,” “goal,” “seek,” “future,” “likely” or the negative or plural of these words or similar expressions. These statements are only predictions. Kintara and

TuHURA have based these forward-looking statements largely on their then-current expectations and projections about future events, as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond each of Kintara’s and TuHURA’s control, and actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: (i) the risk that the conditions to the closing or consummation of the proposed Merger are not satisfied, including the failure to obtain Kintara stockholder approval for the proposed Merger; (ii) uncertainties as to the timing of the consummation of the proposed Merger and the ability of each of Kintara and TuHURA to consummate the transactions contemplated by the proposed Merger; (iii) risks related to Kintara’s and TuHURA’s ability to correctly estimate their respective operating expenses and expenses associated with the proposed Merger, as applicable, as well as uncertainties regarding the impact any delay in the closing would have on the anticipated cash resources of the resulting combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the proposed Merger by either Kintara or TuHURA; (v) the effect of the announcement or pendency of the proposed Merger on Kintara’s or TuHURA’s business relationships, operating results and business generally; (vi) costs related to the proposed Merger; (vii) the outcome of any legal proceedings that may be instituted against Kintara, TuHURA, or any of their respective directors or officers related to the Merger Agreement or the transactions contemplated thereby; (vii) the ability of Kintara or TuHURA to protect their respective intellectual property rights; (viii) competitive responses to the proposed Merger; (ix) unexpected costs, charges or expenses resulting from the proposed Merger; (x) whether the combined business of TuHURA and Kintara will be successful; (xi) legislative, regulatory, political and economic developments; and (xii) additional risks described in the “Risk Factors” section of Kintara’s Annual Report on Form 10-K for the fiscal year ended June 30, 2024, and the registration statement on Form S-4 related to the proposed Merger filed with the SEC. Additional assumptions, risks and uncertainties are described in detail in Kintara’s registration statements, reports and other filings with the SEC, which are available on Kintara’s website, and at www.sec.gov. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Neither Kintara nor TuHURA can assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Except as required by applicable law or regulation, Kintara and TuHURA undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINTARA THERAPEUTICS, INC.

Date: October 8, 2024	By:	/s/ Robert E. Hoffman
Name: Robert E. Hoffman
Title: Chief Executive Officer